EXHIBIT 10-HH
-------------

                    AMENDMENT AND RELEASE AGREEMENT

           THIS AMENDMENT AND RELEASE AGREEMENT (the "Agreement") is entered into as of the ___ day of __________, 1999, by and among METROPOLIS REALTY TRUST, INC., a Maryland Corporation ("Metropolis"); and PROPERTY PARTNERS, L.P. ("Property Partners"), CARLYLE-XIII ASSOCIATES, L.P. ("Carlyle-XIII") and CARLYLE-XIV ASSOCIATES, L.P. ("Carlyle-XIV"), each a Delaware limited partnership (collectively, the "Indemnitors" and, together with Metropolis, the "Parties").

           WHEREAS, Metropolis holds a 95% interest as the general partner of 237/1290 Lower Tier Associates, L.P., a Delaware limited partnership ("LTLP"), which owns (x) a 99% interest as limited partner in 237 Park Partners, L.P. ("237 Park L.P."), which owns a direct interest in that certain property known as 237 Park Avenue, New York, New York (together with all related personal property, intangibles, improvements and fixtures, the "237 Property"), and (y) a 99% interest as a limited partner in 1290 Partners, L.P., a Delaware limited partnership ("1290 L.P."), which owns a direct interest in that certain property known as 1290 Avenue of the Americas, New York, New York (together with all related personal property, intangibles, improvements and fixtures, "1290 Sixth").

           WHEREAS, JMB/NYC Office Building Associates, L.P., an Illinois limited partnership ("JMB/NYC"), holds a 98.901% interest as the limited partner of 237/1290 Upper Tier Associates, L.P., a Delaware limited partnership ("UTLP") which holds a 5% interest as the limited partner of LTLP.

           WHEREAS, simultaneous hereto, Oak Hill Strategic Partners,
L.P., a Delaware limited partnership ("OHSP"), JMB/NYC, Metropolis, the Indemnitors, UTLP and certain other parties are entering into a Restructuring Agreement (the "Restructuring Agreement") pursuant to which
(i) 237 Park L.P. shall be converted into 237 Park Partners, LLC ("237 Park LLC"), a Delaware limited liability company, (ii) Metropolis and UTLP shall cause LTLP to liquidate, and in connection therewith, shall receive an in-kind distribution of their respective pro rata portions of LTLP's interests in 237 Park LLC and 1290 L.P., and (iii) UTLP shall contribute its membership interest in 237 Park LLC for [Class __] Partnership Units in OHSP (the "UTLP OHSP Interests"), in each case, as more particularly described therein.

           WHEREAS, the Indemnitors, as all of the limited partners in JMB/NYC will derive substantial benefit from the closing of the transactions contemplated under the Restructuring Agreement.

           WHEREAS, the Parties are or are the successors in interest to, and are, as of the date hereof, all of, the parties to that certain Indemnification Agreement dated as of October 10, 1996, a true and correct copy of which is attached hereto as Exhibit A (the "Indemnification Agreement").

           WHEREAS, it is a condition to the closing of the transactions under the Restructuring Agreement that this Agreement be executed by the Parties hereto.

           NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions herein contained, and for other good, valid and binding consideration (including, without limitation, the terms, covenants and conditions set forth in the Restructuring Agreement), the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:



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                               SECTION 1

                    AMENDMENT AND OTHER AGREEMENTS

           1.01 Amendment. The Parties hereby amend the Indemnification Agreement as follows:

           (a) Paragraph 2 of the Indemnification Agreement is hereby deleted in its entirety, and the following is hereby added in lieu thereof:

                 "2. The Indemnitors absolutely and unconditionally agree to indemnify and to hold Indemnitee harmless from and against any and all losses, claims, liabilities, damages, costs or expenses (including, without limitation, reasonable counsel fees) of any nature whatsoever, contingent or otherwise, foreseen or unforeseen, which Indemnitee may or shall incur as a result of any of JMB L.P., its officers, directors, partners (including, without limitation, any Indemnitor), stockholders, agents or affiliates (collectively, the "Controlled Entities") intentionally interfering with, impeding or preventing (including, without limitation, through the filing by JMB L.P. of a voluntary petition under the Bankruptcy Code or any other federal or state bankruptcy or insolvency statute or the joining by any Controlled Entity in an involuntary petition against JMB L.P. under the Bankruptcy Code or such other statute) any of the following:

                 (x) the exercise by Indemnitee of the Purchase Right (as defined in Section 12.2A of the Amended and Restated Partnership Agreement (the "1290 L.P. Agreement") of 1290 Partners, L.P., a Delaware limited partnership ("1290 L.P."), dated as of October 25, 1999 between Indemnitee, the Upper Tier Partnership and 1290 G.P. Corp., a Delaware corporation); or

                 (y) any (i) disposition, mortgage, pledge, encumbrance, hypothecation or exchange of (A) that certain property known as 1290 Avenue of the Americas, New York, New York ("1290 Sixth") by 1290 L.P., or (B) any partnership interest which Upper Tier Partnership may own in 1290 L.P., or
(ii) merger or other combination of 1290 L.P. with or into another entity, in accordance with the terms of the 1290 L.P. Agreement, provided that such disposition, mortgage, pledge, encumbrance, hypothecation, exchange, merger or other combination described in this clause (y) does not constitute an "Adverse Transaction" as defined in the 1290 L.P. Agreement;

           provided, that, any such action (individually, a "Prohibited Action" and collectively, the "Prohibited Actions") is not revoked or rescinded within the time period provided in paragraph 3 below."

           (b) The Parties hereby delete paragraph 4 of the Indemnification Agreement in its entirety and hereby substitute in its place the following:

                 "4. The term "Maximum Indemnitors' Liability Amount" as used in this Indemnification Agreement shall mean an amount equal to $14,285,000; provided that such amount shall be reduced on a dollar for dollar basis for each dollar actually received by Indemnitee in respect of the JMB Collateral (as defined in the 1290 L.P. Agreement)."

           (c) With respect to paragraph 5 of the Indemnification Agreement, the Parties hereby delete the phrase "Upper Tier and Lower Tier Partnership Agreements" and hereby substitute in its place the phrase "Upper Tier Partnership Agreement and 1290 L.P. Agreement".

           (d) With respect to clause (iii) of the first sentence of paragraph 13 of the Indemnification Agreement, the Parties hereby delete the phrase "or of the interest of the Upper Tier Partnership in the Lower Tier Partnership pursuant to the Put Right under Section 12.2C of the partnership agreement of the Lower Tier Partnership" in its entirety.

           (e) With respect to paragraph 15 of the Indemnification Agreement, the Parties hereby delete the phrase "Attention: Kenneth Friedman" and hereby substitute in its place the phrase "Attention: Louis Vitali".

           (f) Paragraph 19 of the Indemnification Agreement is hereby deleted in its entirety, and the following is hereby added in lieu thereof:

                 "19. Except as set forth in paragraph 13 of this Indemnification Agreement, the obligations and liabilities of the Indemnitors under this Indemnification Agreement shall terminate upon the earliest to occur of (a) the date upon which the transactions described in clause (x) of paragraph 2 above have been consummated, (b) the date upon which 1290 Sixth has been sold or transferred by 1290 L.P. or all of the limited partnership interests which Upper Tier Partnership may own in 1290 L.P., if any, have been sold or transferred by Upper Tier Partnership, and
(c) the date upon which the interest of the Upper Tier Partnership in 1290 L.P. has been sold or transferred pursuant to the terms of the 1290 L.P. Agreement."

           1.02 Partial Release of JMB/NYC Collateral. (a) Metropolis hereby agrees that, immediately upon the closing (the "IPA Closing") of the transactions under that certain Interest Purchase Agreement (as defined in the Restructuring Agreement), it, along with JMB/NYC, shall, or shall cause the appropriate parties to, execute and deliver to JMB/NYC (x) an escrow release letter (attached hereto as Exhibit B) relating to that certain Account Control Agreement (a true and correct copy of which is attached hereto as Exhibit C), and (y) any other documentation necessary, to effectuate a release from escrow at LaSalle Bank National Association (successor to LaSalle National Trust, N.A.) and from the limitations set forth in Section 12.2B of the limited partnership agreement of LTLP (or, upon the liquidation of LTLP, of 1290 L.P.) of a portion of the "JMB Collateral" (as such term is defined in the limited partnership agreement of LTLP, or, upon the liquidation of LTLP, of 1290 L.P.) equal to $4,460,715 (the "Release Amount") (calculated by multiplying 3/7 by $10,000,000, plus $175,000). It is hereby agreed by the Parties that prior to the consummation of the transactions under the Restructuring Agreement, the Release Amount served as collateral for the obligations of the Indemnitors under the Indemnification Agreement in respect of the 237 Property.

           (b) Notwithstanding anything to the contrary contained herein, it is hereby agreed by the Parties that the partial release of the JMB Collateral set forth in the previous paragraph (a) shall not in any way constitute a release of, or in any other way affect, the portion of such collateral not released pursuant thereto.

                               SECTION 2

                       MISCELLANEOUS PROVISIONS

           2.01 No Further Amendment. Except as expressly amended hereby, the Indemnification Agreement shall remain in full force and effect.

           2.02 Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.


                       [SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, the undersigned have executed this Amendment and Release Agreement as of the date and year first above written.


                      METROPOLIS REALTY TRUST, INC.


                      By:
                            ----------------------------------------
                            Name:
                            Title:


                      PROPERTY PARTNERS, L.P.

                      By:   Carlyle Investors, Inc., General Partner


                      By:
                            ----------------------------------------
                            Name:
                            Title:


                      CARLYLE-XIII ASSOCIATES, L.P.

                      By:   Carlyle Investors, Inc., General Partner


                      By:
                            ----------------------------------------
                            Name:
                            Title:


                      CARLYLE-XIV ASSOCIATES, L.P.

                      By:   Carlyle Investors, Inc., General Partner


                      By:
                            ----------------------------------------
                      Name:
                      Title:

           Exhibit A to the Amendment and Release Agreement

                       Indemnification Agreement


                            TO BE PROVIDED

           Exhibit B to the Amendment and Release Agreement

                        Escrow  Release Letter


                            TO BE PROVIDED

           Exhibit C to the Amendment and Release Agreement

                       Account Control Agreement


                            TO BE PROVIDED